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Investment Consulting Services

Private Client Group
PaineWebber Incorporated
1200 Harbor Boulevard
Weehawken, NJ 07087-6791


                                                                     PaineWebber

The following is a supplement to the Prospectus, dated December 1, 1998, of PaineWebber PACE Select Advisors Trust (the "PACE Trust").

October 8, 1999

Dear PaineWebber PACE SM Investor:

     The purpose of this supplement is to inform you of the addition of a sub-advisor to the PACE Small/Medium Company Value Equity Investments portfolio (the "Portfolio").

     On September 10, 1999, the board of trustees of the PACE Trust engaged Ariel Capital Management, Inc. ("Ariel") to subadvise a portion of the Portfolio, supplementing the current management by Brandywine Asset Management, Inc. ("Brandywine"), which has subadvised the Portfolio since its inception in August 1995. Ariel assumed management of its portion of the Portfolio on October 4, 1999. The investment objective and policies of the Portfolio remain unchanged.

     The decision to add Ariel follows a thorough analysis of Brandywine's investment process in light of changing market conditions. Recently, the overall capitalization level of companies in the small-to-medium market has risen. Brandywine follows a disciplined investment approach that focuses primarily on smaller capitalization companies. In an effort to more closely align the management of the Portfolio with current market conditions, we are supplementing the small capitalization management by Brandywine with Ariel's medium capitalization strategy. Through an in-depth research process, we identified Ariel as a good complement to Brandywine. The combined portfolio will cover the small to medium capitalization spectrum of companies with value characteristics.

Ariel Capital Management, Inc.

     Ariel Capital Management, Inc., located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601, is an investment manager with assets of approximately $3.5

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billion. Founded in 1983, Ariel is an independent subchapter S corporation with a majority of the ownership held by employees of the company.

     Ariel seeks capital appreciation by investing in common stocks of undervalued medium size companies that have been widely misunderstood or ignored by Wall Street analysts, institutional investors and the media. It looks to identify companies in consistent industries with distinct market niches and excellent management teams and which are expected to grow 12-15% per year. Ariel defines value stocks generally as those with a low price/earnings ratio based on forward cash earnings and that trade at a 40% discount to the private market value that Ariel calculates for the stock.

     Eric T. McKissack is primarily responsible for the day-to-day management of the Portfolio. Mr. McKissack is Vice Chair and Co-Chief Investment Officer and has been with Ariel since 1986.

     Each of Ariel and Brandywine will be paid a fee for its management of a portion of the Portfolio by Mitchell Hutchins Asset Management Inc., the Portfolio's investment manager ("Mitchell Hutchins"). The overall fee rate paid by the Portfolio remains the same, including the allocation of the fee between Mitchell Hutchins and Brandywine. Further, the allocation of the fee between Mitchell Hutchins and Ariel is the same as that between Mitchell Hutchins and Brandywine.

     If you have any questions or would like additional information, please contact your Financial Advisor.

     Please retain this supplement with your PACE Trust Prospectus for future reference.

Sincerely,

/s/ Eric T. Jones

Eric T. Jones
Senior Vice President